Exhibit 10.9

Fiscal 2012 Variable Compensation Plan Payout Scale for Named Executive Officers

FY12 VCP 1st half and 2nd half


Multiplier to participation rate
1st Half
200%
[*]
[*]
0%
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
Multiplier to participation rate

Thresholds:
- Revenue $ [*]
- EBITDA $ [*]


Multiplier to participation rate
2nd Half
200%
[*]
[*]
0%
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
EBITDA $M

Thresholds:
- Revenue $ [*]
- EBITDA $ [*]

[*] CERTAIN INFORMATION ON THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.